Investments	12 Months Ended
Dec. 31, 2012
Investments [Abstract]
Investments
Investments

The investment of €278 as per December 31, 2012 reflects the net equity value of the interest in Levitech BV Resulting from the management buy-out in 2009 of the RTP business, ASM International NV obtained a 20% interest in Levitech BV.

The changes in the investment are as follows:

Balance December 31, 2011	1,044
Share of result	(766)
Balance December 31, 2012	278